SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  July 27, 1998

                              Financial Asset Securitization, Inc.
	          Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated July 27, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.


                                               Reimburse-
                                     Realized   ment of
      Beginning                       Loss of   Realized  Remaining
Class  Balance   Principal  Interest Principal   Losses    Balance
FXA-1          0          0        0        0           0        0
FXA-2   20316226      14087   131209        0           0 20302140
FXA-3    9972868     644777    61084        0           0  9328091
FXA-4   13200375          0    82502        0           0 13200375
FXA-5    5125000          0    33099        0           0  5125000
FXA-6    4001000          0    25840        0           0  4001000
FXA-7    1000000          0     6458        0           0  1000000
FXA-8    9718987     343881    49455        0           0  9375106
FXA-9    9718987 NA            19387 NA                 0  9375106
FXP        72969         58 NA              0           0    72910
FXS      6162138 NA            39797 NA                 0  6042116
A-1     25498129    2361790   164675        0           0 23136338
A-2      6962000          0    44963        0           0  6962000
A-3      1951000          0    12600        0           0  1951000
A-4     13561647      10633    87586        0           0 13551015
P         986361      28810 NA              0           0   957551
S         633682 NA             4093 NA                 0   608183
B-1      5141855       3754    33208        0           0  5138101
B-2      2091602       1527    13508        0           0  2090075
B-3      1307251        954     8443        0           0  1306296
B-4       784350        573     5066        0           0   783777
B-5       435751        318     2814        0           0   435433
B-6       697202        509     4503        0           0   696693
R              0          0        0        0 NA                 0
RP             0          0        0        0 NA                 0



                                     Reimbur-
                                      ment of
     Beginning                       Realized Remaining
ClassBalance     Principal  Interest  Losses  Balance
FXA-1   0.000000   0.000000 0.000000 0.000000    0.000000
FXA-2 991.035427   0.687146 6.400437 0.000000  990.348281
FXA-3 857.977351  55.470902 5.255112 0.000000  802.506449
FXA-41000.000000   0.000000 6.250000 0.000000 1000.000000
FXA-51000.000000   0.000000 6.458334 0.000000 1000.000000
FXA-61000.000000   0.000000 6.458333 0.000000 1000.000000
FXA-71000.000000   0.000000 6.458330 0.000000 1000.000000
FXA-8 351.299262  12.429807 1.787601 0.000000  338.869455
FXA-9 351.299262   0.000000 0.700769 0.000000  338.869455
FXP   896.540196   0.717419 0.000000 0.000000  895.822777
FXS   631.970027   0.000000 4.081473 0.000000  619.660922
A-1   586.914167  54.363525 3.790487 0.000000  532.550642
A-2  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-3  1000.000000   0.000000 6.458334 0.000000 1000.000000
A-4   989.901251   0.776104 6.393112 0.000000  989.125147
P     906.806260  26.486383 0.000000 0.000000  880.319877
S     527.312702   0.000000 3.405560 0.000000  506.093391
B-1   990.575002   0.723260 6.397463 0.000000  989.851743
B-2   990.575007   0.723257 6.397462 0.000000  989.851750
B-3   990.575014   0.723261 6.397462 0.000000  989.851753
B-4   990.574997   0.723264 6.397457 0.000000  989.851733
B-5   990.575021   0.723260 6.397475 0.000000  989.851761
B-6   990.575618   0.722996 6.397465 0.000000  989.852622
R       0.000000   0.000000 0.000000 0.000000    0.000000
RP      0.000000   0.000000 0.000000 0.000000    0.000000






	SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: July 27, 1998